UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2025

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street, 14th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.Entry Into a Material Definitive Agreement.

Hologen Transactions

On March 9, 2025 (the “Signing Date”), MeiraGTx Holdings plc (the “Company”) and its affiliates entered into a strategic collaboration with Hologen Limited, a non-cellular company limited by shares incorporated in Guernsey (“Hologen”), and its affiliates. Hologen is a leading developer of multi-modal generative AI foundation models of real-world clinical data for clinical medicine and pharmaceutical drug development. Hologen emerged as a spin-out from University College London and Kings College London. As part of the strategic collaboration, the Company and Hologen have entered into the Framework Agreements (as defined below), pursuant to which the Company and its affiliates will receive from Hologen an upfront cash payment of $200 million (the “Upfront Payment”) on the Closing Date (as defined below), and Hologen will provide additional funding of up to an additional $230 million as further described below. As part of the strategic collaboration, the Company also received 250,000 Class A shares of Hologen at a nominal price.

The closing of the transactions contemplated by the Framework Agreements (the “Closing Date”) is expected to occur in the second calendar quarter of 2025, subject to customary closing and funding conditions, including the receipt of the clearances and approvals applicable to the proposed transactions under the foreign direct investment laws of the United Kingdom and the satisfaction or waiver of certain other closing conditions.

Neuro Framework Agreement

On the Signing Date, the Company, MeiraGTx Neuro UK Limited, a private company limited by shares incorporated in England and a wholly-owned subsidiary of the Company (“MeiraGTx Neuro UK”), Hologen Neuro AI Limited, a non-cellular company limited by shares incorporated in Guernsey and an affiliate of Hologen (“Hologen Neuro”), and Hologen, entered into that certain Framework Agreement (the “Neuro Framework Agreement”), pursuant to which, on the Closing Date, the Company, MeiraGTx Neuro UK, MeiraGTx Neuro I, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“MeiraGTx Neuro US”), Hologen, Hologen Neuro and Hologen Neuro AI UK Limited, a private company limited by shares incorporated in England and an affiliate of Hologen (“Hologen Neuro UK”), shall enter into a Collaboration and License Agreement (the “Collaboration Agreement”) for the research, development, manufacture and commercialization of the Company’s (i) AAV-GAD investigational gene therapy for the treatment of Parkinson’s disease, AAV-BDNF investigational gene therapy for the treatment of genetic obesity disorders and other potential locally delivered genetic medicines to the central nervous system (the “Clinical Programs”) and (ii) proprietary device designed to effect the local delivery of a gene therapy product into the central nervous system or any topographic or subcutaneous tissue modification on the face and scalp, of humans or animals (the “Delivery Device”), in each case, in accordance with the terms and conditions of the Collaboration Agreement.

On the Closing Date, under the Collaboration Agreement, MeiraGTx Neuro US will receive the applicable portion of the Upfront Payment in consideration for granting to Hologen Neuro and Hologen Neuro UK, as of the Closing Date and subject to the license granted by Hologen Neuro and Hologen Neuro UK back to MeiraGTx Neuro UK, exclusive, worldwide, royalty-free, fully paid-up licenses to certain of the Company’s intellectual property rights for the research, development, manufacture and commercialization of the Clinical Programs and the Delivery Device. On the Closing Date, (a) MeiraGTx Neuro UK will receive Class A shares of Hologen Neuro representing a 30% ownership of the issued share capital of Hologen Neuro, in consideration for the provision of services to Hologen Neuro and Hologen Neuro UK as specified in the Collaboration Agreement, including services relating to the development of the Clinical Programs and the Delivery Device and certain other transition services, and (b) Hologen Guernsey will receive Class B shares of Hologen Neuro representing a 70% ownership of the issued share capital of Hologen Neuro, in consideration for paying the applicable portion of the Upfront Payment to MeiraGTx Neuro US, as well as a commitment to provide additional capital of up to $230 million to fund the development of the Clinical Programs and the Delivery Device. Additionally, Hologen will license to Hologen Neuro its proprietary multi-modal generative foundation models (LMMs), or large medicine models, pursuant to a license agreement mutually agreeable to the parties.

As of the Closing Date, Hologen Neuro shall be governed by a board of directors comprised of three representatives designated by Hologen and two representatives designated by MeiraGTx Neuro UK, and certain material business decisions (as further enumerated in the Neuro Framework Agreement) will require the approval of at least 70% of the directors then in office.

Following the Closing Date and in accordance with the terms of the Collaboration Agreement, the parties shall negotiate in good faith and enter into clinical and commercial supply agreements, pursuant to which MeiraGTx Neuro UK (directly, or through affiliates or subcontractors) shall manufacture and supply AAV-GAD, AAV-BDNF and other potential locally delivered genetic medicines to the central nervous system.

Manufacturing Framework Agreement

On the Signing Date, MeiraGTx Manufacturing Limited, a private company limited by shares incorporated in England and a wholly-owned subsidiary of the Company (“MeiraGTx Manufacturing”), MeiraGTx Limited, a private company limited by shares incorporated in England and a wholly-owned subsidiary of the Company (“MeiraGTx Limited”), and Hologen, entered into that certain Framework Agreement (the “Manufacturing Framework Agreement” and, together with the Neuro Framework Agreement, the “Framework Agreements”), pursuant to which, on the Closing Date and in exchange for the applicable portion of the Upfront Payment, Hologen will acquire a minority interest in MeiraGTx Manufacturing, an entity that will comprise the Company’s flexible and scalable end-to-end genetic medicines manufacturing business, which is solely run by MeiraGTx Manufacturing and MeiraGTx Limited prior to the Closing Date. Hologen will also contribute a portion of the annual funding to MeiraGTx Manufacturing.

As of the Closing Date, MeiraGTx Manufacturing shall be governed by a board of directors comprised of three representatives designated by MeiraGTx Limited and two representatives designated by Hologen, and certain material business decisions (as further enumerated in the Manufacturing Framework Agreement) will require the approval of at least 70% of the directors then in office.

For a period of twelve months following the Closing Date, Hologen has an exclusive, irrevocable option to purchase additional shares in MeiraGTx Manufacturing at a specified price, such that following exercise of such option, Hologen shall own 40% of the issued share capital of MeiraGTx Manufacturing in the aggregate. In the event that Hologen does not exercise its option, MeiraGTx has an exclusive, irrevocable option to purchase all of the shares of MeiraGTx Manufacturing held by Hologen for the same price that Hologen paid for such shares. Such option shall be exercisable anytime beginning on the third anniversary of the Closing Date and ending three years thereafter.

Item 2.02.Results of Operations and Financial Condition.

On March 13, 2025, the Company issued a press release announcing its financial results for the year ended December 31, 2024. The full text of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.Regulation FD Disclosure.

On March 13, 2025, the Company issued a press release announcing the transactions with Hologen described above, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the collaboration, including the anticipated timing for its closing and funding thereunder, the success of the activities to be performed under the collaboration, the efficacy of Hologen’s AI technology, the development of our AAV-GAD, AAV-BDNF and other CNS product candidates, the development of the Delivery Device and the development of our manufacturing technology, as well as statements that include the words “expect,” “will,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “could,” “should,” “would,” “continue,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our incurrence of significant losses; any inability to achieve or maintain profitability, raise additional capital, repay our debt obligations, identify additional and develop existing product candidates, successfully execute strategic transactions or priorities, bring product candidates to market, expansion of our manufacturing facilities and processes, successfully enroll patients in and complete clinical trials, accurately predict growth assumptions, recognize benefits of any orphan drug or rare pediatric disease designations, retain key personnel or attract qualified employees, or incur expected levels of operating expenses; the impact of pandemics, epidemics or outbreaks of infectious diseases on the status, enrollment, timing and results of our clinical trials and on our business, results of operations and financial condition; failure of early data to predict eventual outcomes; failure to obtain FDA or other regulatory approval for product candidates within expected time frames or at all; the novel nature and impact of negative public opinion of gene therapy; failure to comply with ongoing regulatory obligations; contamination or shortage of raw materials or other manufacturing issues; changes in healthcare laws; risks associated with our international operations; significant competition in the pharmaceutical and biotechnology industries; dependence on third parties; risks related to intellectual property; changes in tax policy or treatment; our ability to utilize our loss and tax credit carryforwards; litigation risks; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, unless required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release of MeiraGTx Holdings plc, dated March 13, 2025 (Hologen Transactions).
99.2	Press release of MeiraGTx Holdings plc, dated March 13, 2025 (Financial Results for Year Ended December 31, 2024).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2025

MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officers